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                                                                    EXHIBIT 32.3


         CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sapient Corporation (the "Corporation") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott J. Krenz, the Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.







                                                     /s/ SCOTT J. KRENZ
                                               ---------------------------------
                                                        SCOTT J. KRENZ
                                                   CHIEF FINANCIAL OFFICER



Dated: March 16, 2005

A signed original of this written statement required by Section 906 has been provided to Sapient Corporation and will be retained by Sapient Corporation and furnished to the Securities and Exchange Commission or its staff upon request.